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                                                                   EXHIBIT 10(c)


                              REDEMPTION AGREEMENT


        THIS AGREEMENT is made as of this day of January, 1998, by and among 547118 ONTARIO LTD. ("Seller") and SEL-DRUM IMAGING CORPORATION ("SDIC") and SEL-DRUM INTERNATIONAL, INC. ("Sel-Drum"), a Colorado corporation with a principal place of business at 501 Amherst Street, Buffalo, New York 14207-2913 (SDIC and Sel- Drum are sometimes collectively referred to as the "Corporation").

                               W I T N E S S E T H

        WHEREAS, Seller wishes to have certain shares of Class D Preferred Stock (aka Special Shares) in SDIC redeemed upon the terms and conditions set forth in this Agreement; and

        WHEREAS, after thorough deliberation by the Board of Directors, Sel-Drum has determined that it is in the best interests of the Corporation to redeem certain shares of Class D Preferred Stock (aka Special Shares) of Seller in SDIC upon the terms and conditions set forth herein; and

        WHEREAS, the parties desire to enter into such other agreements as are necessary as the result of the redemption of Seller's interests;

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants hereinafter contained, the parties to this Agreement agree as follows:

        1.     REDEMPTION

               (a) REDEMPTION OF SHARES. Upon the terms and conditions hereinafter set forth, Seller will transfer and deliver to the Corporation certificates representing 241 of the shares of SDIC's Class D Preferred Stock (aka Special Shares) owned by Seller (the "Shares"), all duly endorsed, or with stock powers duly executed and attached, and the Corporation shall redeem the Shares from Seller.

               (b) REDEMPTION PRICE. The total redemption price to be paid by the Sel-Drum to the Seller for the Shares shall be One Hundred Seventy-Five Thousand, Two Hundred Seventy-Nine Dollars and 30/100 ($175,279.30) payable in the form of a bank or certified check.

        2.     SELLER'S REPRESENTATIONS AND WARRANTIES

               (a) STOCK OWNERSHIP. As of the date of this Agreement, Seller is the lawful owner of record and beneficially of all of the Shares, free and clear of all pledges, liens, encumbrances, claims, security interests and other charges of any nature whatsoever, including without limitation any agreements, subscriptions, options, warrants, calls,


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commitments or rights of any character granting to any person, corporation or other entity any interest in, or right to acquire from Seller at any time, or upon the happening of any stated event, any shares of the outstanding capital stock of the Corporation owned by Seller. Seller has the full legal power, authority and capacity required by law to transfer and deliver the Shares of the Corporation in accordance with this Agreement free and clear of all pledges, liens, encumbrances, claims, security interests and other charges of any nature whatsoever.

               (b) VALIDITY OF CONTEMPLATED TRANSACTION. Neither the execution and delivery of this Agreement by Seller nor his consummation of the transactions contemplated hereby will contravene or violate, be in conflict with or result in the breach (with or without the giving of notice or lapse of time, or both), of any term, condition, or provision of any note agreement, instrument, indenture, contract, lease, agreement or other document or understanding (written or oral) to which Seller is a party or by which he or any of his properties or assets, including the Shares, may be bound or affected.

        3.     CORPORATION'S REPRESENTATIONS AND WARRANTIES

               (a) SEL-DRUM AND SDIC REPRESENTATIONS AND WARRANTIES. Each of Sel-Drum and SDIC jointly and severally represents and warrants to Seller as follows:

               (b) Each corporation is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated and has all necessary corporate power, and is duly authorized to carry out the transactions contemplated by this Agreement.

               (c) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not violate or conflict with any provisions of the Certificate of Incorporation or the By-laws of either corporation or violate any order, judgment, award, decree or contract or agreement of any kind or nature to which the Corporation is a party or is subject.

               (d) Each corporation has taken all action required by law, its Certificate of Incorporation and its By-laws, or otherwise, to authorize and approve the execution, delivery and performance of this Agreement.

               (e) Each corporation has sufficient surplus as of the date hereof so that payment can be made without violating any Corporate Law of any jurisdiction requiring that Sellers' interest be redeemed only out of surplus.

        4.     CLOSING

               Unless otherwise agreed upon in writing by the parties hereto, the Closing shall take place on January 31, 1998 at the Canadian offices of Sel-Drum International, Inc., 1370 Artisans Court, Burlington, Ontario L7L 5Y2 (the "Closing").

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        5.     MISCELLANEOUS

               (a) FURTHER ASSURANCES. Each party shall cooperate with the others, take such further action, and execute and deliver such further documents, as may be reasonably requested by the other parties in order to carry out the terms and purposes of this Agreement.

               (b) SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. The several representations, warranties and covenants of the parties herein contained, and the provisions hereof by which their terms are to be performed after the date hereof, shall survive the execution and delivery of this Agreement and shall be effective regardless of any investigation which may have been or may be made at the time by or on behalf of the party to whom such representations, warranties, covenants and agreements are made.

               (c) AMENDMENT AND WAIVER. This Agreement may be amended only by a writing executed by all of the parties hereto. No waiver of compliance with any provision or condition hereof, and no consent provided for herein, shall be effective unless evidenced by an instrument in writing duly executed by the parties sought to be charged therewith. No failure on the part of any party to exercise, and no delay in exercising, any of its rights hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by any party of any rights preclude any other or future exercise thereof or the exercise of any other right.

               (d) ASSIGNMENT. No party shall assign or attempt to assign any of its rights or obligations under this Agreement without the prior written consent of each of the other parties hereto.

               (e) BINDING EFFECT. Subject to the provisions of (d) above, this Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. This Agreement creates no rights of any nature in any party not a party hereto.

               (f) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado applicable to agreements made and to be performed entirely within such state and without regard to principles of conflicts of laws.

               (g) EFFECT OF AGREEMENT. This Agreement, and those other agreements and documents to be executed at closing pursuant to the terms of this Agreement, set forth the entire understanding of the parties, and supersedes any and all prior agreements, arrangements and understandings, whether written or oral, relating to the subject matter hereof.

               (h) HEADINGS; COUNTERPARTS. The section headings of this Agreement are for convenience of reference only and do not form a part hereof, and do not in any way modify, interpret or construe the intention of the parties. This Agreement may be executed in one or

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more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               (i) NOTICES. All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid or to such other address as any party shall have specified by notice in writing to the holder.

               (j)    If to the Seller:    547118 Ontario Ltd.
                                           c/o Sel-Drum International, Inc.
                                           1370 Artisans Court
                                           Burlington, Ontario L7L 5Y2
                                           Attention:  Brian Turnbull

               (k)    If to Sel-Drum       Sel-Drum International, Inc.
                       or SDIC:            1370 Artisans Court
                                           Burlington, Ontario L7L 5Y2
                                           Attention:  Raymond C. Sparks,
                                                       President

                      with copies to:      Ross & McBride
                                           Barrister & Solicitors
                                           P.O. Box 907
                                           Hamilton, Ontario L8N 3P6
                                           Attention:  Messrs. Peter R. Tice/
                                                       Paul D. Paradi

                                           Harter, Secrest & Emery LLP
                                           700 Midtown Tower
                                           Rochester, New York  14604-2070
                                           Attention:  James M. Jenkins, Esq.


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        IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date above first written.


                                        547118 ONTARIO LTD.


                                        By:
                                           ------------------------------------
                                                 Brian Turnbull
                                        Its:


                                        SEL-DRUM INTERNATIONAL, INC.


                                        By:
                                           ------------------------------------
                                                 Raymond C. Sparks, President


                                        SEL-DRUM IMAGING CORPORATION


                                        By:
                                           ------------------------------------
                                                 Raymond C. Sparks, President



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